UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 17, 2007

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

California	00-30747	33-0885320
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 West “A” Street
San Diego, CA 92101
(Address of principal executive offices) (Zip Code)

(619) 233-5588
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.*

On July 17, 2007, First Community Bancorp issued a press release announcing its results of operations and financial condition for the quarter and six months ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits*

(d)           Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press release dated July 17, 2007.

*The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Community Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 19, 2007

FIRST COMMUNITY BANCORP

By:	/s/ Jared M. Wolff
Name:	Jared M. Wolff
Title:	Executive Vice President,
General Counsel and Secretary